UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 4, 2023
Date of Report (date of earliest event reported)

NIKE, Inc.
(Exact name of registrant as specified in its charter)

Oregon	1-10635	93-0584541
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

ONE BOWERMAN DRIVE
BEAVERTON, OR 97005-6453
(Address of principal executive offices and zip code)

(503) 671-6453
Registrant's telephone number, including area code

NO CHANGE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class B Common Stock	NKE	New York Stock Exchange
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 4, 2023, the Board of Directors of NIKE, Inc. (the “Company”) appointed Maria Henry to serve as director of the Company, effective June 1, 2023. Additionally, Ms. Henry has been appointed to serve as a member of the Audit & Finance Committee, also effective June 1, 2023.

Maria Henry, 56, is the former Chief Financial Officer of Kimberly-Clark Corporation (“Kimberly-Clark”), having served in that position from 2015 to April 2022 and as Executive Vice President and Senior Advisor from April 2022 until her retirement in September 2022. Prior to her service at Kimberly-Clark, she was Executive Vice President and Chief Financial Officer of The Hillshire Brands Company, formerly known as Sara Lee Corporation (“Sara Lee”), from 2012 to 2014. Ms. Henry was the Chief Financial Officer of Sara Lee’s North American Retail and Foodservice business from 2011 to 2012. Prior to Sara Lee, she held various senior leadership positions in finance and strategy in three portfolio companies of Clayton, Dubilier, & Rice, most recently as Executive Vice President and Chief Financial Officer of Culligan International. Ms. Henry also held senior finance roles in several technology companies, and she began her career at General Electric. Ms. Henry is a member of the board of directors of General Mills, Inc.

There were no arrangements or understandings pursuant to which Ms. Henry was elected as director, and there are no related party transactions between the Company and Ms. Henry.

Ms. Henry will participate in the Company’s standard director compensation program, which is described in “Corporate Governance—Director Compensation for Fiscal 2022” in the Company’s proxy statement for its 2022 Annual Meeting of Shareholders (filed with the Securities and Exchange Commission on July 21, 2022) (the “Director Compensation Program”). Pursuant to the Director Compensation Program, on June 1, 2023, Ms. Henry will be granted a sign-on award of restricted shares of the Company’s Class B Common Stock valued at $200,000. These shares are subject to forfeiture in the event that Ms. Henry’s service as a director of the Company terminates prior to the first anniversary of the grant.

A copy of the press release issued by the Company on May 9, 2023 announcing the appointment of Ms. Henry is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
99.1	NIKE, Inc. Press Release dated May 9, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIKE, Inc. (Registrant)

Date:	May 9, 2023	By:	/s/ Matthew Friend
Matthew Friend
Executive Vice President and Chief Financial Officer